Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

TAV I Trust c/o The Bank of New York Mellon Trust Company, N.A., as Administrative Trustee 601 Travis, 16th Floor Houston, Texas 77002 Attention: Corporate Trust

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by TAV I Trust (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Credit Suisse Finance LLC (collectively, the “Other Specified Parties and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of collateral obligations in connection with the proposed offering of Credit Suisse ABS Repackaging Trust 2018-PS1, Notes and Preferred Shares.

The Company is responsible for the information provided to us, including the information set forth in the Collateral Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 30, 2018, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated collateral obligation data file and related record layout (the “Collateral Data File”) containing data with respect to 32 collateral obligations (the “Collateral Obligations”). At the Company’s instruction, for each Collateral Obligation, we performed certain comparisons relating to the collateral obligation characteristics (the “Characteristics”) set forth on the Collateral Data File and indicated below.

Characteristics

1. Security name (for identification purposes only) 2. Fixed/Floating indicator 3. LIBOR spread 4. Coupon rate	5. Callable/Post-Fixed date 6. Post-Fixed spread 7. Payment 8. Maturity

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from certain governing documents related to each Collateral Obligation, as described on the attached Appendix A (each, an “Underlying Document”).

The Underlying Documents and any other related documents used in support of the Characteristics were provided to us by representatives of the Credit Suisse, on behalf of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Underlying Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Underlying Documents. In addition, we make no representations as to whether the Underlying Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Collateral Obligations.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Collateral Data File were found to be in agreement with the above mentioned Underlying Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Collateral Obligations underlying the Collateral Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Collateral Obligations or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 19, 2018

Member of

Deloitte Touche Tohmatsu Limited

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 19, 2018.

Underlying Documents

Collateral Obligation	Underlying Document Description
SFNC 5 04/01/28 Corp	Free Writing Prospectus dated March 21, 2018 of Simmons First National Corporation
HOMB Float 04/07/35	Amended and Restated Declaration of Trust of Regent Capital Trust II dated as of February 15, 2008
Umpqua Statutory Trust II	Junior Subordinated Indenture dated as of October 17, 2002 between Umpqua Holdings Corporation and The Bank of New York
Flagstar Statutory Trust IV - Libor+3.25% - 03/2033	Junior Subordinated Indenture dated as of March 19, 2003 between Flagstar Bancorp, Inc. and The Bank of New York
New Mexico Banquest Capital Trust I - Libor+3.35% 12/2032	Junior Subordinated Indenture dated as of December 19, 2002 between New Mexico Banquest Corporation and The Bank of New York
Franklin Bancorp Capital Trust I - Libor+3.25% 02/2033	Junior Subordinated Indenture dated as of February 25, 2003 between Franklin Bancorp, Inc. and The Bank of New York
Beal Financial Trust II - Libor+3.35% 03/2033	Junior Subordinated Indenture dated as of March 27, 2003 between Beal Financial Corporation and The Bank of New York
Woodforest Statutory Trust IV - Libor+3.25% 03/2033	Indenture dated as of March 3, 2003 between Woodforest Financial Group, Inc. and U.S. Bank National Association
Stearns Financial Capital Trust I - Libor+3.15% 03/2033	Junior Subordinated Indenture dated as of March 27, 2003 between Stearns Financial Services and The Bank of New York
MainSource Statutory Trust II - Libor+3.25% 04/2033	Indenture dated as of April 1, 2003 between MainSource Financial Group, Inc. and U.S. Bank National Association
GRTPNS 5 ¾ 04/15/28	Subordinated Note of Great Plains Bancshares, Inc. - 5.75% Fixed to Floating Subordinated Note due April 15, 2028
WTHOLD 7 04/30/23 144A	WT Holdings, Inc. Note Purchase Agreement dated April 24, 2018
Cathay Statutory Trust I	Indenture dated as of September 17, 2003 between Cathay Bancorp Inc. and U.S. Bank National Association
CoBiz Statutory Trust I	Indenture dated as of September 17, 2003 between CoBiz, Inc. and U.S. Bank National Association
Community (CA) Capital Stat Tr II	Indenture dated as of September 17, 2003 between Community Bancorp, Inc. and U.S. Bank National Association
Consolidated Statutory Trust II	Indenture dated as of September 17, 2003 between Consolidated Equity Corporation and U.S. Bank National Association
Eastern Virginia Stat Tr I	Indenture dated as of September 17, 2003 between Eastern Virginia Bancshares, Inc. and U.S. Bank National Association
Encore Statutory Trust II	Indenture dated as of September 17, 2003 between Encore Bancshares, Inc. and U.S. Bank National Association
Federal Trust Statutory Trust I	Indenture dated as of September 17, 2003 between Federal Trust Corporation and U.S. Bank National Association
First South Bancorp Stat Trust II	Indenture dated as of June 9, 2003 between First South Bancorp, Inc. and U.S. Bank National Association
First Community/CA Stat Trust V	Indenture dated as of August 15, 2003 between First Community Bancorp, Inc. and U.S. Bank National Association
Gateway Capital Stat Trust I	Indenture dated as of August 1, 2003 between Gateway Financial Holdings, Inc. and U.S. Bank National Association
Humboldt Bancorp Stat Trust III	Indenture dated as of September 17, 2003 between Humboldt Bancorp and U.S. Bank National Association
Intervest Statutory Trust II	Indenture dated as of September 17, 2003 between Intervest Bancshares Corporation and U.S. Bank National Association
Kentucky Bancshares Stat Trust I	Indenture dated as of August 21, 2003 between Arvest Bank Group, Inc. and U.S. Bank National Association
Plains Capital/PCC Stat Trust III	Indenture dated as of September 17, 2003 between Plains Capital Corporation and U.S. Bank National Association
Quinlan Statutory Trust I	Indenture dated as of September 17, 2003 between Quinlan Bancshares, Inc. and U.S. Bank National Association
Comm Bancorp of Sheboygan/Sheb. ST	Indenture dated as of September 17, 2003 between Community Banc-Corp of Sheboygan, Inc. and U.S. Bank National Association
Stewardship Statutory Trust I	Indenture dated as of September 17, 2003 between Stewardship Financial Corporation and U.S. Bank National Association
Union State Statutory Trust I	Indenture dated as of September 17, 2003 between Union State Bancshares, Inc. and U.S. Bank National Association
Waukesha Statutory Trust I	Indenture dated as of September 17, 2003 between Waukesha Bancshares, Inc. and U.S. Bank National Association
Webster Statutory Trust I	Indenture dated as of September 17, 2003 between Webster Financial Corporation and U.S. Bank National Association